SUMMARY PROSPECTUS

August 1, 2024,
as amended December 9, 2024

GQG Partners US Quality Value Fund
(formerly, the GQG Partners US Quality Dividend Income Fund)

Investor Shares: GQHPX

Institutional Shares: GQHIX

The Advisors’ Inner Circle Fund III

Investment Adviser:

GQG Partners LLC

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://gqgpartners.com/funds/us-mutual-funds/us-quality-dividend-income-fund. You can also get this information at no cost by calling 866-362-8333, by sending an e-mail request to gqgpartners@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated August 1, 2024, as amended, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

GQG Partners US Quality Value Fund

Investment Objective

The GQG Partners US Quality Value Fund (the “US Quality Value Fund” or the “Fund”) seeks long-term capital appreciation and dividend income.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.45%	0.45%
Other Expenses	0.23%	0.13%
Shareholder Servicing Fee	0.10%	None
Other Operating Expenses	0.13%	0.13%
Total Annual Fund Operating Expenses	0.68%	0.58%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.09)%	(0.09)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.59%	0.49%

[1]

GQG Partners LLC (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, Shareholder Servicing Fees, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.49% of the average daily net assets of each of the Fund’s share classes until December 9, 2025 (the “contractual expense limit”). In addition, the Adviser may recoup all or a portion of its fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment to the extent that Total Annual Fund Operating Expenses (not including excluded expenses) at the time of the recoupment are below the lower of (i) the contractual expense limit in effect at the time of the fee waiver and/or expense reimbursement and (ii) the contractual expense limit in effect at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on December 9, 2025.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including capped expenses for the period described in the footnote to the fee table) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$60	$208	$370	$838
Institutional Shares	$50	$177	$315	$717

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in instruments that are tied economically to the U.S. This investment policy may be changed by the Fund upon 60 days’ prior written notice to shareholders. The Fund will generally hold securities of between 25 to 70 issuers.

The Fund will invest primarily in securities of U.S. companies but may also invest in the securities of foreign companies in developed markets, which the Adviser believes to be undervalued but have good prospects for capital appreciation. In addition, the Adviser considers a company’s historical dividend records and current prospects to pay a dividend going forward. Securities are selected based on a variety of factors, such as a company’s consistent effort to maintain or increase dividends over time while maintaining sufficient profitability.

The securities in which the Fund invests are primarily publicly traded common stocks, but the Fund may also invest in preferred stocks.

The Fund may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. IPOs are considered for purchase by the Fund if the Adviser believes that the company meets the same criteria as any other Fund investment in terms of appreciation and income opportunities. The Fund considers a company to be a U.S. company if: (i) at least 50% of the company’s assets are located in the U.S.; (ii) at least 50% of the company’s revenue is generated in the U.S.; (iii) the company is organized, conducts its principal operations, or maintains its principal place of business or principal manufacturing facilities in the U.S.; (iv) the company’s securities are traded principally in the U.S.; or (v) the Adviser otherwise believes that the company’s assets are exposed to the economic fortunes and risks of the U.S. (because, for example, the Adviser believes that the company’s growth is dependent on the U.S.).

Although the Fund will invest primarily in securities of U.S. issuers, the Fund may also invest in securities of non-U.S. issuers, and is expected to typically do so by purchasing depositary receipts (including unsponsored depositary receipts and American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies. The Fund may also invest in exchange-traded funds (“ETFs”) and U.S. Treasury securities. Treasuries are considered as alternatives to holding cash if at a given time the Adviser believes that treasuries offer better yields. The Adviser would typically invest in an ETF rather than directly in underlying investments when the Adviser believes that doing so would provide more efficient exposure, liquidity or market access. The Adviser would also typically invest in depositary receipts when local trading in certain non-US. companies is restricted, for added liquidity or if there is a significant discount to the locally traded shares.

In managing the Fund’s investments, the Adviser seeks to buy companies that it believes are attractively priced with strong fundamental business characteristics and sustainable free cash flow and/or earnings. The Adviser focuses on equity securities that appear to be undervalued by various measures, but which the Adviser believes have good prospects for future earnings growth and capital appreciation. Such valuation measures and analyses include, without limitation, ratios such as price to earnings, price to book value, and price to cash flow which may be incorporated into an analysis of earnings, cash flows and/or discounted dividends to assess the merits of a potential investment. The relevance and application of any of these measures or analyses can vary based on a company’s particular characteristics. The Adviser typically pursues a “value style” of investing as it seeks to capture market inefficiencies which the Adviser believes are driven by investors’ propensity to be short-sighted and overly focused on quarter-to-quarter price movements rather than on a company’s fundamentals over a longer time horizon (5 years or more). The Adviser believes that this market inefficiency tends to lead investors to underappreciate the compounding potential of undervalued, quality, mature growing companies.

The Adviser relies on individual stock selection driven by a bottom-up research process rather than seeking to add value based on “top-down”, macro based criteria. To identify this subset of companies, the Adviser generates investment ideas from a variety of sources, ranging from institutional knowledge and industry contacts, to the Adviser’s proprietary screening process that seeks to identify suitable companies based on several quality factors such as rates of return on equity and total capital, margin stability and profitability. Ideas are then subject to rigorous fundamental analysis as the Adviser seeks to identify and invest in companies that it believes reflect higher quality opportunities on a forward-looking basis. When making purchase and sale decisions between similarly priced investment opportunities with comparable fundamentals, the Adviser seeks to identify relatively higher quality companies with strong financial positions, capable management, higher barriers to entry, more opportunity for growth and more durable earnings growth, based on the Adviser’s analyses of a company’s financial statements, economic health, competitors and the markets that it serves. The Adviser seeks to outperform the MSCI USA Value Index (“Index”) over a full market cycle by seeking to capture market upside while limiting downside risk. For these purposes, a full market cycle can be measured from a point in the market cycle (e.g., a peak or trough) to the corresponding point in the next market cycle.

The Adviser may sell a company if the Adviser believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or the Adviser has otherwise lost conviction that the company reflects a higher quality opportunity than other available investments on a forward looking basis. The Adviser also may sell a company if the company has met its price target or is involved in a business combination, if the Adviser identifies a more attractive investment opportunity, if the Adviser wishes to reduce the Fund’s exposure to the company or a particular country or geographic region. In constructing the Fund’s portfolio of securities, the Adviser is not constrained by sector or industry weights in the Index. The Fund may invest in any economic sector and, at times, emphasize one or more particular industries or sectors in the portfolio construction process.

The Fund is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk – Since it purchases equity securities, the Fund is subject to the risk that stock prices may fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund’s securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Market Risk – The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the market as a whole. Markets for securities in which the Fund invests may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, extraordinary events outside the control of the Fund, including acts of God (e.g., flood, earthquake, hurricane or other natural disaster), acts of war, the impact of any epidemic or pandemic or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Active Management Risk – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Investment Style Risk – The Adviser’s value investment style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use different investing styles. If the Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk – The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Sector and Industry Focus Risk – Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Large Capitalization Company Risk – The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Investing in the United States Risk – The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

De-Globalization Risk – The Fund’s investments may expose the Fund to disruptions associated with “de-globalization” trends in some parts of the world. Nationalism in the U.S. and abroad is on the rise, which presents risks to global commerce and the companies engaged in such commerce. For example, nationalistic trade policies that favor domestic companies as opposed to foreign competitors may become more likely. Such policies may lead to global supply chain and market disruptions, which could have an adverse effect on the companies in which the Fund invests and the performance of the Fund.

Portfolio Turnover Risk – Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Non-Diversification Risk – The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that the Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Foreign Company Risk – Investing in foreign companies, including direct investments and investments through depositary receipts and P-Notes, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Depositary Receipts Risk – Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. Certain of the depositary receipts in which the Fund invests may be unsponsored depositary receipts. Unsponsored depositary receipts are issued by one or more depositaries in response to market demand, but without a formal agreement with the company that issues the underlying securities. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts. In addition, prices of unsponsored depositary receipts may be more volatile than those of sponsored depositary receipts.

Small- and Mid-Capitalization Company Risk – The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Large Purchase and Redemption Risk – Large purchases or redemptions of the Fund’s shares may force the Fund to purchase or sell securities at times when it would not otherwise do so, and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

Foreign Currency Risk – As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Proprietary Model Risk – Proprietary models that may be used to evaluate securities or securities markets are based on certain assumptions concerning the interplay of market factors and may not adequately take into account certain factors and may result in the Fund having a lower return than if the Fund were managed using another model or investment strategy. The markets or prices of individual securities may be affected by factors not foreseen in developing the models.

Liquidity Risk – Certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance. Adverse market conditions may be prolonged and may adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

IPO Risk – The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Preferred Stock Risk – Preferred stocks in which the Fund may invest are sensitive to interest rate changes, and are also subject to equity risk, which is the risk that stock prices will fall over short or extended periods of time. The rights of preferred stocks on the distribution of a company’s assets in the event of a liquidation are generally subordinate to the rights associated with a company’s debt securities.

ETF Risk – ETFs are pooled investment vehicles, such as registered investment companies and grantor trusts, whose shares are listed and traded on U.S. and non-U.S. stock exchanges or otherwise traded in the over-the-counter market. To the extent that the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities in which the ETF invests, and the value of the Fund’s investment will fluctuate in response to the performance of the ETF’s holdings. ETFs typically incur fees that are separate from those of the Fund. Accordingly, the Fund’s investments in ETFs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the ETFs’ operating expenses, in addition to paying Fund expenses.

U.S. Treasury Securities Risk – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance Information

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for 1 year and since inception compare with those of a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.gqg.com or by calling toll-free to 866-362-8333.

BEST QUARTER	WORST QUARTER
14.43%	(9.48)%
12/31/2022	9/30/2022

The performance information shown above is based on a calendar year. The Fund’s performance for Institutional Shares from 1/1/24 to 9/30/24 was 18.07%.

Average Annual Total Returns for Periods Ended December 31, 2023

This table compares the Fund’s average annual total returns for the periods ended December 31, 2023 to those of an appropriate broad based index and an additional index with characteristics relevant to the Fund’s investment strategies.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns will depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

US Quality Value Fund	1 Year	Since Inception (6/30/21)
Fund Returns Before Taxes
Institutional Shares	4.04%	8.45%
Investor Shares	3.93%	8.41%
Fund Returns After Taxes on Distributions
Institutional Shares	3.35%	7.73%
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	2.85%	6.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)[1]	26.29%	5.92%
Russell 1000 Index (reflects no deduction for fees, expenses or taxes)[1]	26.53%	4.84%
MSCI USA High Dividend Yield Index (Net) (reflects no deduction for fees, expenses or taxes)[1]	5.83%	3.63%
MSCI USA Value Index (reflects no deduction for fees, expenses or taxes)	8.35%	3.81%

[1]

Effective December 9, 2024, the Fund’s broad-based securities market index changed from the Russell 1000 Index to the S&P 500 Index because the Adviser believes the S&P 500 Index better reflects the Fund’s investment universe. Prior to August 1, 2024, the Fund’s broad-based securities market index was the MSCI USA High Dividend Yield Index.

Investment Adviser

GQG Partners LLC

Portfolio Managers

Rajiv Jain, Chairman and Chief Investment Officer of the Adviser and Portfolio Manager of the Fund, has managed the Fund since its inception in 2021.

Brian Kersmanc, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Sudarshan Murthy, CFA, Senior Investment Analyst at the Adviser and Portfolio Manager of the Fund, has managed the Fund since 2022.

Siddharth Jain, Investment Analyst at the Adviser and Deputy Portfolio Manager of the Fund, has managed the Fund since 2024.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

The minimum investment amount for Investor Shares of the Fund is generally $2,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for individual retirement accounts (“IRAs”) are generally $100.

To purchase Institutional Shares of the Fund for the first time, you must invest at least $500,000. There is no minimum subsequent investment amount for Institutional Shares. The minimum initial investment amount for Institutional Shares of the Fund is waived for clients of financial intermediaries that have accounts holding Institutional Shares with an aggregate value of at least $500,000 (or that are expected to reach this level).

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: GQG Funds, P.O. Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: GQG Funds, c/o SS&C Global Investor & Distribution Solutions, Inc., 430 West 7th Street, Kansas City, MO 64105) or telephone at 866-362-8333.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or

IRA, in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services for investments in all classes. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

GQG-SM-005-0500